                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT:  APRIL 16, 1997
                       (DATE OF EARLIEST EVENT REPORTED)



                              TELULAR CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                    0-23212
                            (COMMISSION FILE NUMBER)

          DELAWARE                                   36-3885440
(STATE OR OTHER JURISDICTION                      (I.R.S. EMPLOYER
     OF INCORPORATION)                           IDENTIFICATION NO.)



              920 DEERFIELD PARKWAY, BUFFALO GROVE, ILLINOIS 60089
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)



                                 (847) 465-4500
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 5.  OTHER EVENTS.

The copy of the press release issued by Telular Corporation on April 21, 1997 announcing the issuance of Series A Convertible Preferred Stock, attached hereto as Exhibit 99.4, is incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.  The following exhibits are filed herewith:

Index
Number           Document Name
------           -------------

99.1 Securities Purchase Agreement by and between Telular Corporation and the purchasers of the Series A Convertible Preferred Stock

99.2 Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock

99.3 Registration Rights Agreement by and between Telular Corporation and the purchasers of the Series A Convertible Preferred Stock

99.4             Press Release issued by Telular Corporation on April 21, 1997
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Telular Corporation



Date:  April 24, 1997                  By:       /s/ THOMAS M. MASON
                                           -------------------------------------
                                                     Thomas M. Mason
                                                Senior Vice President and
                                                 Chief Financial Officer





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                                 Exhibit Index

                                                                             Sequential
Exhibit                                                                      Page
Number           Document Name                                               Number
-------          -------------                                               ----------
99.1             Securities Purchase Agreement by and between
                 Telular Corporation and the purchasers of the
                 Series A Convertible Preferred Stock

99.2 Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock

99.3             Registration Rights Agreement by and between
                 Telular Corporation and the purchasers of the Series
                 A Convertible Preferred Stock

99.4             Press Release dated April 21, 1997





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